Daily Short Digitizing the Economy ETF
Schedule of Investments
March 31, 2023 (Unaudited)
Par		Security Description	Effective Yield	Maturity	Value
		SHORT-TERM INVESTMENTS - 108.3%
		U.S. Treasury Bills - 98.9%
$700,000		United States Treasury Bill (a)	4.46%	05/16/2023	$696,166

Shares
		Money Market Funds - 9.4%
65,983		First American Government Obligations Fund - Class X, 4.65% (b)			65,983
		TOTAL SHORT-TERM INVESTMENTS (Cost $762,144)			762,149

		TOTAL INVESTMENTS - 108.3% (Cost $762,144)			762,149
		Liabilities in Excess of Other Assets - (8.3)%			(58,112)
		NET ASSETS - 100.0%			$704,037

	Percentages are stated as a percent of net assets.
	(a)	Zero coupon bond.
	(b)	Rate shown is the annualized seven-day yield as of March 31, 2023.

Defiance Daily Short Digitizing the Economy ETF
Schedule of Securities Sold Short
March 31, 2023 (Unaudited)
Shares		Security Description	Value
		EXCHANGE-TRADED FUNDS - (100.6)%
(36,600)		Amplify Transformational Data Sharing ETF (a)	$(708,210)
		TOTAL EXCHANGE-TRADED FUNDS (Proceeds $739,987)	$(708,210)

		Percentages are stated as a percent of net assets.
	(a)	Non-income producing security.

Summary of Fair Value Disclosure at March 31, 2023 (Unaudited)

The Fund utilizes various methods to measure fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in marketplace, liquidity of markets, and other characteristics particular to security.

To the extent that the valuation is based on models or inputs that are less observable or unobservable in market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2023:

Assets^	Level 1	Level 2	Level 3	Total
Short-Term Investments	$65,983	$696,166	$-	$762,149
Total Investments in Securities	$65,983	$696,166	$-	$762,149

Liabilities^	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$708,210	$-	$-	$708,210
Total Securities Sold Short	$708,210	$-	$-	$708,210

^ See Schedule of Investments and Schedule of Securities Sold Short for further disaggregation of investment categories.
For the period ended March 31, 2023, the Fund did not recognize any transfers to or from Level 3.